Exhibit 99.1

SUPPLEMENTAL HISTORICAL SEGMENT FINANCIAL INFORMATION AND SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION

Table of Contents

Page No.
Introduction	1
Results of Operations by Segment	2
Non-GAAP Financial Measures	3

Unless the context otherwise requires, the terms “we,” “us,” “our,” “Kraft Heinz,” and the “Company” each refer to The Kraft Heinz Company.

Forward-Looking Statements

This supplemental information contains a number of forward-looking statements. Words such as “anticipate,” “reflect,” “invest,” “see,” “make,” “expect,” “give,” “deliver,” “drive,” “believe,” “improve,” “assess,” “reassess,” “remain,” “evaluate,” “grow,” “will,” “plan,” “intend,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our plans, impacts of accounting standards and guidance, growth, legal matters, taxes, costs and cost savings, impairments, and dividends. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control.

Important factors that may affect our business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, operating in a highly competitive industry; our ability to correctly predict, identify, and interpret changes in consumer preferences and demand, to offer new products to meet those changes, and to respond to competitive innovation; changes in the retail landscape or the loss of key retail customers; changes in our relationships with significant customers, suppliers, and other business relationships; our ability to maintain, extend, and expand our reputation and brand image; our ability to leverage our brand value to compete against private label products; our ability to drive revenue growth in our key product categories, increase our market share, or add products that are in faster-growing and more profitable categories; product recalls or product liability claims; unanticipated business disruptions; our ability to identify, complete, or realize the benefits from strategic acquisitions, alliances, divestitures, joint ventures, or other investments; our ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes, and improve our competitiveness; our ability to successfully execute our strategic initiatives; the impacts of our international operations; economic and political conditions in the United States and in various other nations where we do business; changes in our management team or other key personnel and our ability to hire or retain key personnel or a highly skilled and diverse global workforce; risks associated with information technology and systems, including service interruptions, misappropriation of data, or breaches of security; impacts of natural events in the locations in which we or our customers, suppliers, distributors, or regulators operate; our ownership structure; our indebtedness and ability to pay such indebtedness, as well as our ability to comply with covenants under our debt instruments; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; increased pension, labor and people-related expenses; compliance with laws, regulations, and related interpretations and related legal claims or other regulatory enforcement actions, including additional risks and uncertainties related to any potential actions resulting from the Securities and Exchange Commission’s ongoing investigation, as well as potential additional subpoenas, litigation, and regulatory proceedings; an inability to remediate the material weaknesses in our internal control over financial reporting or additional material weaknesses or other deficiencies in the future or the failure to maintain an effective system of internal controls; our failure to prepare and timely file our periodic reports; the restatement of certain of our previously issued consolidated financial statements, which resulted in unanticipated costs and may affect investor confidence and raise reputational issues; our ability to protect intellectual property rights; tax law changes or interpretations; the impact of future sales of our common stock in the public markets; our ability to continue to pay a regular dividend and the amounts of any such dividends; volatility of capital markets and other macroeconomic factors; a downgrade in our credit rating; and other factors. For additional information on these and other factors that could affect our forward-looking statements, see Item 1A, Risk Factors, disclosed in our Annual Report on Form 10-K for the year ended December 28, 2019. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.

Introduction

Background:

In the first quarter of our fiscal year 2020, we reorganized our segments. For informational purposes only, we have furnished this exhibit to present the effects of these changes to certain previously disclosed financial information, including certain unaudited information related to our results of operations by segment and non-GAAP financial measures, for the years ended December 28, 2019, December 29, 2018, and December 30, 2017, as well as for each of the three months ended March 30, 2019, June 29, 2019, September 28, 2019, and December 28, 2019. The segment reorganization in the first quarter of our fiscal year 2020 had no impact on our consolidated financial statements for any of the periods presented in our Annual Report on Form 10-K for the year ended December 28, 2019 (“2019 Form 10-K”) filed on February 14, 2020.

The following unaudited financial information is based on our historical financial statements after giving effect to the segment reorganization in the first quarter of our fiscal year 2020. You should read this report in conjunction with our audited consolidated financial statements and related notes in our 2019 Form 10-K. The financial information contained in this report is not indicative of future or annual results.

Segment Changes:

As previously described in our 2019 Form 10-K, prior to the reorganization of our segments in the first quarter of our fiscal year 2020, we managed and reported our operating results through four segments. We had three reportable segments defined by geographic region: United States, Canada, and Europe, Middle East, and Africa (“EMEA”). Our remaining businesses were combined and disclosed as “Rest of World.” Rest of World comprised two operating segments: Latin America and Asia Pacific (“APAC”).

During the third quarter of our fiscal year 2019, certain organizational changes were announced that impacted our fiscal year 2020 internal reporting and reportable segments. As a result of these changes, we combined our EMEA, Latin America, and APAC zones to form the International zone. In addition, we moved our Puerto Rico business from the Latin America zone to the United States zone to consolidate and streamline the management of our product categories and supply chain.

Therefore, effective in the first quarter of 2020, we manage and report our operating results through three reportable segments defined by geographic region: United States, International, and Canada.

Results of Operations by Segment

In this supplemental information, we disclose certain non-GAAP financial measures. These non-GAAP financial measures assist management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our underlying operations. For additional information and reconciliations from GAAP financial measures see the Non-GAAP Financial Measures section.

Management evaluates segment performance based on several factors, including net sales, Organic Net Sales, and Segment Adjusted EBITDA. Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for additional information. Segment Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding integration and restructuring expenses); in addition to these adjustments, we exclude, when they occur, the impacts of integration and restructuring expenses, deal costs, unrealized gains/(losses) on commodity hedges (the unrealized gains and losses are recorded in general corporate expenses until realized; once realized, the gains and losses are recorded in the applicable segment’s operating results), impairment losses, and equity award compensation expense (excluding integration and restructuring expenses). Segment Adjusted EBITDA is a tool that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations.

	2019 compared to 2018		2018 compared to 2017
	For the Year Ended
	December 28, 2019	December 29, 2018	December 29, 2018	December 30, 2017
	(in millions)
United States
Net sales	$17,844	$18,218	$18,218	$18,324
Organic Net Sales(a)	17,844	18,218	18,218	18,324
Segment Adjusted EBITDA	4,829	5,242	5,242	5,898
International
Net sales	5,251	5,877	5,877	5,575
Organic Net Sales(a)	5,417	5,443	5,533	5,210
Segment Adjusted EBITDA	1,004	1,335	1,335	1,238
Canada
Net sales	1,882	2,173	2,173	2,177
Organic Net Sales(a)	1,700	1,732	1,735	1,747
Segment Adjusted EBITDA	487	608	608	636

(a)  This is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.

	For the Three Months Ended
	March 30, 2019	June 29, 2019	September 28, 2019	December 28, 2019
	(in millions)
United States
Net sales	$4,224	$4,533	$4,385	$4,702
Organic Net Sales(a)	4,224	4,533	4,385	4,702
Segment Adjusted EBITDA	1,139	1,257	1,160	1,273
International
Net sales	1,285	1,313	1,276	1,377
Organic Net Sales(a)	1,327	1,383	1,313	1,394
Segment Adjusted EBITDA	238	267	260	239
Canada
Net sales	450	560	415	457
Organic Net Sales(a)	376	450	418	456
Segment Adjusted EBITDA	121	143	107	116

(a)  This is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.

Non-GAAP Financial Measures

The non-GAAP financial measures we provide in this report should be viewed in addition to, and not as an alternative for, results prepared in accordance with U.S. GAAP.

To supplement the consolidated financial statements prepared in accordance with U.S. GAAP, we have presented Organic Net Sales, Adjusted EBITDA, and Constant Currency Adjusted EBITDA, which are considered non-GAAP financial measures. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable U.S. GAAP financial measures, such as net sales, net income/(loss), or other measures prescribed by U.S. GAAP, and there are limitations to using non-GAAP financial measures.

Management uses these non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect our underlying operations. Management believes that presenting our non-GAAP financial measures (i.e., Organic Net Sales, Adjusted EBITDA, and Constant Currency Adjusted EBITDA) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating our results. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding U.S. GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained absent these disclosures.

Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. We calculate the impact of currency on net sales by holding exchange rates constant at the previous year’s exchange rate, with the exception of highly inflationary subsidiaries, for which we calculate the previous year’s results using the current year’s exchange rate. Organic Net Sales is a tool that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations.

Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding integration and restructuring expenses); in addition to these adjustments, we exclude, when they occur, the impacts of integration and restructuring expenses, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, and equity award compensation expense (excluding integration and restructuring expenses). We also present Adjusted EBITDA on a constant currency basis. We calculate the impact of currency on Adjusted EBITDA by holding exchange rates constant at the previous year’s exchange rate, with the exception of highly inflationary subsidiaries, for which we calculate the previous year’s results using the current year’s exchange rate. Adjusted EBITDA and Constant Currency Adjusted EBITDA are tools that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations.

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Year Ended

(dollars in millions)

(Unaudited)

	Net Sales	Impact of Currency	Acquisitions and Divestitures	Organic Net Sales
December 28, 2019
United States	$17,844	$—	$—	$17,844
International	5,251	(217)	51	5,417
Canada	1,882	(45)	227	1,700

Kraft Heinz	$24,977	$(262)	$278	$24,961

December 29, 2018
United States	$18,218	$—	$—	$18,218
International	5,877	243	191	5,443
Canada	2,173	—	441	1,732

Kraft Heinz	$26,268	$243	$632	$25,393

Year-over-year growth rates
United States	(2.0)%	0.0 pp	0.0 pp	(2.0)%
International	(10.6)%	(7.6) pp	(2.5) pp	(0.5)%
Canada	(13.4)%	(2.1) pp	(9.4) pp	(1.9)%
Kraft Heinz	(4.9)%	(1.9) pp	(1.3) pp	(1.7)%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Year Ended

(dollars in millions)

(Unaudited)

	Net Sales	Impact of Currency	Acquisitions and Divestitures	Organic Net Sales
December 29, 2018
United States	$18,218	$—	$—	$18,218
International	5,877	(9)	353	5,533
Canada	2,173	(5)	443	1,735

Kraft Heinz	$26,268	$(14)	$796	$25,486

December 30, 2017
United States	$18,324	$—	$—	$18,324
International	5,575	144	221	5,210
Canada	2,177	—	430	1,747

Kraft Heinz	$26,076	$144	$651	$25,281

Year-over-year growth rates
United States	(0.6)%	0.0 pp	0.0 pp	(0.6)%
International	5.4%	(3.0) pp	2.2 pp	6.2%
Canada	(0.2)%	(0.3) pp	0.7 pp	(0.6)%
Kraft Heinz	0.7%	(0.6) pp	0.5 pp	0.8%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Net Sales	Impact of Currency	Acquisitions and Divestitures	Organic Net Sales
March 30, 2019
United States	$4,224	$—	$—	$4,224
International	1,285	(93)	51	1,327
Canada	450	(21)	95	376

Kraft Heinz	$5,959	$(114)	$146	$5,927

March 31, 2018
United States	$4,387	$—	$—	$4,387
International	1,433	39	68	1,326
Canada	484	—	93	391

Kraft Heinz	$6,304	$39	$161	$6,104

Year-over-year growth rates
United States	(3.7)%	0.0 pp	0.0 pp	(3.7)%
International	(10.4)%	(9.1) pp	(1.3) pp	— %
Canada	(7.0)%	(4.5) pp	1.3 pp	(3.8)%
Kraft Heinz	(5.5)%	(2.4) pp	(0.2) pp	(2.9)%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Net Sales	Impact of Currency	Acquisitions and Divestitures	Organic Net Sales
June 29, 2019
United States	$4,533	$—	$—	$4,533
International	1,313	(70)	—	1,383
Canada	560	(21)	131	450

Kraft Heinz	$6,406	$(91)	$131	$6,366

June 30, 2018
United States	$4,538	$—	$—	$4,538
International	1,588	101	74	1,413
Canada	564	—	111	453

Kraft Heinz	$6,690	$101	$185	$6,404

Year-over-year growth rates
United States	(0.1)%	0.0 pp	0.0 pp	(0.1)%
International	(17.2)%	(10.3) pp	(4.9) pp	(2.0)%
Canada	(0.7)%	(3.6) pp	3.8 pp	(0.9)%
Kraft Heinz	(4.2)%	(2.8) pp	(0.8) pp	(0.6)%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Net Sales	Impact of Currency	Acquisitions and Divestitures	Organic Net Sales
September 28, 2019
United States	$4,385	$—	$—	$4,385
International	1,276	(37)	—	1,313
Canada	415	(4)	1	418

Kraft Heinz	$6,076	$(41)	$1	$6,116

September 29, 2018
United States	$4,457	$—	$—	$4,457
International	1,401	71	23	1,307
Canada	525	—	104	421

Kraft Heinz	$6,383	$71	$127	$6,185

Year-over-year growth rates
United States	(1.6)%	0.0 pp	0.0 pp	(1.6)%
International	(8.9)%	(7.6) pp	(1.8) pp	0.5%
Canada	(21.1)%	(0.8) pp	(19.8) pp	(0.5)%
Kraft Heinz	(4.8)%	(1.7) pp	(2.0) pp	(1.1)%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Net Sales	Impact of Currency	Acquisitions and Divestitures	Organic Net Sales
December 28, 2019
United States	$4,702	$—	$—	$4,702
International	1,377	(17)	—	1,394
Canada	457	1	—	456

Kraft Heinz	$6,536	$(16)	$—	$6,552

December 29, 2018
United States	$4,836	$—	$—	$4,836
International	1,455	32	26	1,397
Canada	600	—	133	467

Kraft Heinz	$6,891	$32	$159	$6,700

Year-over-year growth rates
United States	(2.8)%	0.0 pp	0.0 pp	(2.8)%
International	(5.4)%	(3.3) pp	(1.8) pp	(0.3)%
Canada	(23.8)%	0.1 pp	(21.4) pp	(2.5)%
Kraft Heinz	(5.1)%	(0.6) pp	(2.3) pp	(2.2)%

The Kraft Heinz Company

Reconciliation of Net Income/(Loss) to Adjusted EBITDA

For the Year Ended

(dollars in millions)

(Unaudited)

	December 28, 2019	December 29, 2018	December 30, 2017
Net income/(loss)	$1,933	$(10,254)	$10,932
Interest expense	1,361	1,284	1,234
Other expense/(income)	(952)	(168)	(627)
Provision for/(benefit from) income taxes	728	(1,067)	(5,482)

Operating income/(loss)	3,070	(10,205)	6,057
Depreciation and amortization (excluding integration and restructuring expenses)	985	919	907
Integration and restructuring expenses	102	297	583
Deal costs	19	23	—
Unrealized losses/(gains) on commodity hedges	(57)	21	19
Impairment losses	1,899	15,936	49
Equity award compensation expense (excluding integration and restructuring expenses)	46	33	49

Adjusted EBITDA	$6,064	$7,024	$7,664

The Kraft Heinz Company

Reconciliation of Net Income/(Loss) to Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	March 30, 2019	June 29, 2019	September 28, 2019	December 28, 2019
Net income/(loss)	$404	$448	$898	$183
Interest expense	321	316	398	326
Other expense/(income)	(380)	(133)	(380)	(59)
Provision for/(benefit from) income taxes	217	103	264	144

Operating income/(loss)	562	734	1,180	594
Depreciation and amortization (excluding integration and restructuring expenses)	234	253	243	255
Integration and restructuring expenses	27	14	15	46
Deal costs	8	5	6	—
Unrealized losses/(gains) on commodity hedges	(29)	(10)	9	(27)
Impairment losses	620	598	5	676
Equity award compensation expense (excluding integration and restructuring expenses)	9	6	11	20

Adjusted EBITDA	$1,431	$1,600	$1,469	$1,564

The Kraft Heinz Company

Reconciliation of Net Income/(Loss) to Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	March 31, 2018	June 30, 2018	September 29, 2018	December 29, 2018
Net income/(loss)	$1,003	$753	$618	$(12,628)
Interest expense	317	316	326	325
Other expense/(income)	(90)	(20)	(71)	13
Provision for/(benefit from) income taxes	270	308	201	(1,846)

Operating income/(loss)	1,500	1,357	1,074	(14,136)
Depreciation and amortization (excluding integration and restructuring expenses)	199	235	245	240
Integration and restructuring expenses	90	93	32	82
Deal costs	9	7	3	4
Unrealized losses/(gains) on commodity hedges	2	3	6	10
Impairment losses	—	234	217	15,485
Equity award compensation expense (excluding integration and restructuring expenses)	7	20	17	(11)

Adjusted EBITDA	$1,807	$1,949	$1,594	$1,674

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Year Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Impact of Currency	Constant Currency Adjusted EBITDA
December 28, 2019
United States	$4,829	$—	$4,829
International	1,004	(38)	1,042
Canada	487	(12)	499
General corporate expenses	(256)	4	(260)

Kraft Heinz	$6,064	$(46)	$6,110

December 29, 2018
United States	$5,242	$—	$5,242
International	1,335	170	1,165
Canada	608	—	608
General corporate expenses	(161)	—	(161)

Kraft Heinz	$7,024	$170	$6,854

Year-over-year growth rates
United States	(7.9)%	0.0 pp	(7.9)%
International	(24.8)%	(14.3) pp	(10.5)%
Canada	(19.9)%	(1.9) pp	(18.0)%
General corporate expenses	58.6%	(2.5) pp	61.1%
Kraft Heinz	(13.7)%	(2.8) pp	(10.9)%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Year Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Impact of Currency	Constant Currency Adjusted EBITDA
December 29, 2018
United States	$5,242	$—	$5,242
International	1,335	15	1,320
Canada	608	(2)	610
General corporate expenses	(161)	(2)	(159)

Kraft Heinz	$7,024	$11	$7,013

December 30, 2017
United States	$5,898	$—	$5,898
International	1,238	56	1,182
Canada	636	—	636
General corporate expenses	(108)	—	(108)

Kraft Heinz	$7,664	$56	$7,608

Year-over-year growth rates
United States	(11.1)%	0.0 pp	(11.1)%
International	7.9%	(3.8) pp	11.7%
Canada	(4.4)%	(0.3) pp	(4.1)%
General corporate expenses	48.6%	1.9 pp	46.7%
Kraft Heinz	(8.3)%	(0.5) pp	(7.8)%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Impact of Currency	Constant Currency Adjusted EBITDA
March 30, 2019
United States	$1,139	$—	$1,139
International	238	(17)	255
Canada	121	(6)	127
General corporate expenses	(67)	2	(69)

Kraft Heinz	$1,431	$(21)	$1,452

March 31, 2018
United States	$1,396	$—	$1,396
International	322	25	297
Canada	134	—	134
General corporate expenses	(45)	—	(45)

Kraft Heinz	$1,807	$25	$1,782

Year-over-year growth rates
United States	(18.4)%	0.0 pp	(18.4)%
International	(25.9)%	(11.6) pp	(14.3)%
Canada	(10.3)%	(4.3) pp	(6.0)%
General corporate expenses	48.2%	(2.5) pp	50.7%
Kraft Heinz	(20.8)%	(2.3) pp	(18.5)%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Impact of Currency	Constant Currency Adjusted EBITDA
June 29, 2019
United States	$1,257	$—	$1,257
International	267	(14)	281
Canada	143	(5)	148
General corporate expenses	(67)	1	(68)

Kraft Heinz	$1,600	$(18)	$1,618

June 30, 2018
United States	$1,408	$—	$1,408
International	412	76	336
Canada	173	—	173
General corporate expenses	(44)	—	(44)

Kraft Heinz	$1,949	$76	$1,873

Year-over-year growth rates
United States	(10.7)%	0.0 pp	(10.7)%
International	(35.3)%	(18.8) pp	(16.5)%
Canada	(17.0)%	(2.8) pp	(14.2)%
General corporate expenses	51.9%	(2.7) pp	54.6%
Kraft Heinz	(17.9)%	(4.3) pp	(13.6)%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Impact of Currency	Constant Currency Adjusted EBITDA
September 28, 2019
United States	$1,160	$—	$1,160
International	260	(8)	268
Canada	107	(1)	108
General corporate expenses	(58)	1	(59)

Kraft Heinz	$1,469	$(8)	$1,477

September 29, 2018
United States	$1,182	$—	$1,182
International	307	46	261
Canada	144	—	144
General corporate expenses	(39)	—	(39)

Kraft Heinz	$1,594	$46	$1,548

Year-over-year growth rates
United States	(1.8)%	0.0 pp	(1.8)%
International	(15.4)%	(18.0) pp	2.6%
Canada	(25.7)%	(0.8) pp	(24.9)%
General corporate expenses	49.8%	(2.8) pp	52.6%
Kraft Heinz	(7.8)%	(3.2) pp	(4.6)%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Impact of Currency	Constant Currency Adjusted EBITDA
December 28, 2019
United States	$1,273	$—	$1,273
International	239	1	238
Canada	116	—	116
General corporate expenses	(64)	—	(64)

Kraft Heinz	$1,564	$1	$1,563

December 29, 2018
United States	$1,256	$—	$1,256
International	294	23	271
Canada	157	—	157
General corporate expenses	(33)	—	(33)

Kraft Heinz	$1,674	$23	$1,651

Year-over-year growth rates
United States	1.3%	0.0 pp	1.3%
International	(18.6)%	(7.0) pp	(11.6)%
Canada	(26.1)%	0.2 pp	(26.3)%
General corporate expenses	92.2%	(2.2) pp	94.4%
Kraft Heinz	(6.6)%	(1.3) pp	(5.3)%